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                                [Front of Certificate]



  Number                                                                Shares

----------                                                            ----------


                              WARNER TECHNOLOGIES, INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                                               CUSIP 934624 30 5

THIS CERTIFIES THAT _____________________________________________________ is the

owner of ______________________________________________________________________,

                        [Superimposed over text below:]

                                   PREFERRED

                       WARNER TECHNOLOGIES, INCORPORATED
     HEREINAFTER AND ON THE BACK HEREOF CALLED "THE CORPORATION," TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
     THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO THE LAWS OF THE STATE OF NEVADA AND TO THE ARTICLES OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO MADE AS PROVIDED BY LAW, TO ALL OF WHICH THE HOLDER HEREOF, BY ACCEPTING THIS CERTIFICATE, EXPRESSLY ASSENTS AND AGREES TO BE BOUND.
     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
DATED:

                                        [SEAL]
                               WARNER TECHNOLOGIES, INC.
                                      CORPORATE
                                         SEAL
                                         1986
/s/ Thomas S. Hathaway                  NEVADA             /s/ Sidney E. Pelston

         SECRETARY                                                  PRESIDENT

                               [Reverse of Certificate]

FOR VALUE RECEIVED _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

_________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


______________________________________________________________SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________________ 19_____

IN THE PRESENCE OF  ________________________   ________________________________

_____________________________________________   _______________________________


[VERTICAL ALONG RIGHT MARGIN:]

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.